(ENTERASYS LOGO)                                NEWS FROM ENTERASYS NETWORKS
                                                --------------------------------



CONTACT:  KEVIN FLANAGAN
          ENTERASYS NETWORKS
          978-684-1473
          KFLANAGA@ENTERASYS.COM
          ----------------------

        ENTERASYS NETWORKS REPORTS 5 PERCENT THIRD-QUARTER REVENUE GROWTH
                         AND NET INCOME OF $72.9 MILLION

ANDOVER, MASS. -- OCTOBER 26, 2005 -- Enterasys Networks Inc. (NYSE: ETS), the Secure Networks Company(TM), today announced financial results for its fiscal third quarter ended October 1, 2005.

Quarterly highlights include:

     - Revenue increase of 5 percent sequentially to $81.8 million, with growth in all geographic regions.

     - Cash use from operations of $2.5 million, which includes $5.9 million in trailing restructuring payments. Absent these charges, the Company would have had positive cash flow from operations during the period.

     - Pre-tax loss of only $811,000, which includes $789,000 in restructuring, asset-impairment and other charges.

     - Reported net income of $72.9 million dollars, or $0.33 per share, including a $73 million income benefit associated with the previously announced IRS refund.

     - Ended the third quarter of 2005 with $115.1 million in cash and marketable securities, including $5.4 million of restricted cash. The $47.5 million IRS refund and $4.7 million in associated interest received earlier this week significantly enhances the company's strong, debt-free balance sheet.


MANAGEMENT COMMENTS ON THE QUARTER

"This was a quarter of very solid progress for Enterasys," said Mark Aslett, chief executive officer. "We achieved what we set out to accomplish on three fronts critical to our financial turnaround. First, we were cash-flow positive, excluding trailing restructuring payments. Second, we improved the underlying financial performance of the business, moving significantly closer to operating profitability. And third, we grew the top line in all four regions -- in what, for us, has been a down quarter in recent years.

"We've significantly strengthened virtually every aspect of our business this quarter, and we look forward to achieving further progress in Q4 as we continue bringing the unique benefits of Secure Networks to enterprises around the world," Aslett said.

ENTERASYS NETWORKS REPORTS 5 PERCENT THIRD-QUARTER REVENUE GROWTH AND NET INCOME OF $72.9 MILLION, P. 2

CONFERENCE CALL

Enterasys Networks will host a conference call today at 5:00 p.m. EDT to discuss its results. The live call is accessible from the investor relations section of Enterasys' Web site at http://www.enterasys.com/corporate/ir/. The call also will be available for replay beginning at 7:00 p.m. EDT today through November 9, 2005. To access the replay, dial 888-286-8010 and enter pass code 80080789 or visit the investor relations section of Enterasys' Web site at http://www.enterasys.com/corporate/ir/.

ABOUT ENTERASYS NETWORKS

Enterasys Networks is the Secure Networks Company, providing enterprise customers with innovative network infrastructure products, services and solutions that deliver the security, productivity and adaptability benefits required by Global 2000 organizations. For more information on Enterasys Secure Networks and the company's products, including multilayer switches, core routers, WAN routers, wireless LANs, network management, and intrusion defense systems, visit www.enterasys.com.

This news release contains forward-looking statements regarding future events, activities and financial performance, such as management's expectations regarding future revenue, cash flow and profitability; strategic relationships and market opportunities; product development; and other business strategies and objectives. These statements may be identified with such words as "we expect," "we believe," "we anticipate," or similar indications of future expectations. These statements are neither promises nor guarantees, and actual future financial performance, events and activities may differ materially. Readers are cautioned not to place undue reliance on these statements, which speak only as of the date hereof. We expressly disclaim any obligation to update such statements publicly to reflect changes in the expectations, assumptions, events or circumstances on which such statements may be based or that may affect the likelihood that actual results will differ materially.

Some risks and uncertainties that may cause actual results to differ materially from these forward-looking statements include, but are not limited to: worldwide and regional economic uncertainty and recent political and social turmoil may continue to negatively affect our business and revenue; we have a history of losses in recent years and may not operate profitably in the future; our quarterly operating results may fluctuate, which could cause us to fail to meet quarterly operating targets and result in a decline in our stock price; we earn a substantial portion of our revenue for each quarter in the last month of each quarter, which reduces our ability to accurately forecast our quarterly results and increases the risk that we will be unable to achieve previously forecasted results; we continue to introduce new products, and if our customers delay product purchases or choose alternative solutions, or if sales of new products are not sufficient to offset declines in sales of older products, our revenue could decline, we may incur excess and obsolete inventory charges, and our financial condition could be harmed; we may be unable to upgrade our indirect distribution channels or otherwise enhance our selling capabilities, which may hinder our ability to grow our customer base and increase our revenue; we have experienced significant changes in senior management and our current management team has been together for only a limited time, which could limit our ability to achieve our objectives and effectively operate our business; there is intense competition in the market for enterprise network equipment, which could prevent us from increasing our revenue and achieving profitability; a portion of the enterprises we sell to rely in whole or in part on public funding and often face significant budgetary pressure, and if these customers must delay, reduce or forego purchasing from us, our revenues could be harmed; we depend upon a limited number of contract manufacturers for substantially all of our manufacturing requirements, and the loss of any of our primary contract manufacturers would impair our ability to meet the demands of our customers; and those additional risks and uncertainties discussed in our most recent filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended January 1, 2005 and our quarterly report on Form 10-Q for the quarter ended July 2, 2005.

                                     - End -




          Enterasys Networks . 50 Minuteman Road . Andover, MA . 01810
                          978.684.1000 . enterasys.com

ENTERASYS NETWORKS, INC.
 CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                               THREE MONTHS    THREE MONTHS    THREE MONTHS
                                                                  ENDED           ENDED           ENDED
                                                              OCTOBER 1, 2005  JULY 2, 2005  OCTOBER 2, 2004
                                                              ---------------  ------------  ---------------
Net revenue:
  Product                                                       $  60,156       $  56,770       $  65,058
  Services and other                                               21,678          21,376          22,352
                                                                ---------       ---------       ---------
    TOTAL REVENUE                                                  81,834          78,146          87,410
Cost of revenue:
  Product                                                          32,932          31,044          32,832
  Services and other                                                6,060           6,893           7,864
                                                                ---------       ---------       ---------
    TOTAL COST OF REVENUE                                          38,992          37,937          40,696

      GROSS MARGIN                                                 42,842          40,209          46,714

Operating expenses:
  Research and development                                         10,892          14,294          17,685
  Selling, general and administrative                              31,820          31,631          34,030
  Amortization of intangible assets                                   929             929             929
  Impairment of intangible assets                                      --              --              --
  Restructuring charges (a)                                          (189)          9,791           5,418
  Asset impairment and other charges (b)                              978           6,771             454
                                                                ---------       ---------       ---------
    Total operating expenses                                       44,430          63,416          58,516
                                                                ---------       ---------       ---------

      LOSS FROM OPERATIONS                                         (1,588)        (23,207)        (11,802)

Interest income, net                                                  846             961             626
Other (expense) income, net                                           (69)            (93)          2,980
                                                                ---------       ---------       ---------
    LOSS BEFORE INCOME TAXES                                         (811)        (22,339)         (8,196)
Income tax (benefit) expense                                      (73,708)          1,266          (2,389)
                                                                ---------       ---------       ---------
    NET INCOME (LOSS)                                           $  72,897       $ (23,605)      $  (5,807)
                                                                =========       =========       =========


Basic net income (loss) per share                               $    0.33       $   (0.11)      $   (0.03)
                                                                =========       =========       =========


Basic weighted average number of common shares outstanding        218,519         218,434         217,840
                                                                =========       =========       =========


Diluted net income (loss) per share                             $    0.33       $   (0.11)      $   (0.03)
                                                                =========       =========       =========


Diluted weighted average number of common shares outstanding      219,076         218,434         217,840
                                                                =========       =========       =========

                                                                  NINE MONTHS       NINE MONTHS
                                                                     ENDED             ENDED
                                                                OCTOBER 1, 2005   OCTOBER 2, 2004
                                                                ---------------   ---------------
Net revenue:
  Product                                                          $ 175,417         $ 195,281
  Services and other                                                  65,134            71,057
                                                                   ---------         ---------
    TOTAL REVENUE                                                    240,551           266,338
Cost of revenue:
  Product                                                             98,489           101,113
  Services and other                                                  23,587            27,656
                                                                   ---------         ---------
    TOTAL COST OF REVENUE                                            122,076           128,769

      GROSS MARGIN                                                   118,475           137,569

Operating expenses:
  Research and development                                            41,376            57,829
  Selling, general and administrative                                 99,976           122,006
  Amortization of intangible assets                                    2,788             3,456
  Impairment of intangible assets                                         --             8,734
  Restructuring charges (a)                                            9,585            11,311
  Asset impairment and other charges (b)                               7,749               454
                                                                   ---------         ---------
    Total operating expenses                                         161,474           203,790
                                                                   ---------         ---------

      LOSS FROM OPERATIONS                                           (42,999)          (66,221)

Interest income, net                                                   2,722             2,276
Other (expense) income, net                                              (85)           (6,236)
                                                                   ---------         ---------
    LOSS BEFORE INCOME TAXES                                         (40,362)          (70,181)
Income tax (benefit) expense                                         (78,981)           (9,416)
                                                                   ---------         ---------
    NET INCOME (LOSS)                                              $  38,619         $ (60,765)
                                                                   =========         =========


Basic net income (loss) per share                                  $    0.18         $   (0.28)
                                                                   =========         =========


Basic weighted average number of common shares outstanding           218,423           217,463
                                                                   =========         =========


Diluted net income (loss) per share                                $    0.18         $   (0.28)
                                                                   =========         =========


Diluted weighted average number of common shares outstanding         218,874           217,463
                                                                   =========         =========

(a) For the nine months ended October 1, 2005, the Company recorded restructuring charges of $9.6 million of which $7.1 million consisted of employee severance costs, $1.5 million for facility exit costs and $1.0 million in contract cancellation costs. For the quarter ended October 2, 2004, the Company recorded restructuring charges of $5.4 million of which $4.2 million consisted of employee severance costs and $1.2 million for facility exit costs. For the nine months ended October 2, 2004, the Company recorded restructuring charges of $11.3 million of which $9.2 million consisted of employee severance costs and $2.1 million for facility exit costs.

(b) For the quarter ended October 1, 2005, the Company recorded asset impairment and other charges of $1.0 million which consisted of consulting costs. During the quarter ended July 2, 2005 the Company recorded asset impairment and other charges of $6.8 million of which $6.2 million consisted of asset impairments and $0.6 million of consulting costs. During the third quarter of fiscal year 2004, the Company recorded an asset impairment and other charges of $0.5 million related to asset impairments.

ENTERASYS NETWORKS, INC
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

                                                                OCTOBER 1,    JANUARY 1,
                                                                   2005          2005
                                                                 --------      --------
                                         ASSETS

                                                                                  (a)
Current assets:
  Cash and cash equivalents                                      $ 68,857      $ 70,947
  Marketable securities                                            35,931        48,472
  Accounts receivable, net                                         29,215        29,088
  Inventories                                                      19,080        27,200
  Income tax receivable                                            54,330         1,732
  Insurance receivable (b)                                          9,958        11,008
  Asset held for sale                                               3,071            --
  Prepaid expenses and other current assets                        11,573        18,334
                                                                 --------      --------
    TOTAL CURRENT ASSETS                                          232,015       206,781

Restricted cash, cash equivalents and marketable securities         5,402         5,357
Long-term marketable securities                                     4,872        30,596
Investments                                                           186           388
Property, plant and equipment, net                                 12,771        27,828
Goodwill                                                           15,129        15,129
Intangible assets, net                                              1,445         4,234
                                                                 --------      --------
    TOTAL ASSETS                                                 $271,820      $290,313
                                                                 ========      ========

                          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                               $ 20,646      $ 28,841
  Accrued compensation and benefits                                18,706        23,574
  Other accrued expenses                                           13,778        19,001
  Accrued legal and litigation costs (b)                           11,803        12,945
  Accrued restructuring charges                                     5,097         9,528
  Deferred revenue                                                 31,505        33,136
  Customer advances and billings in excess of revenues              6,233        11,341
  Income taxes payable                                              5,588        32,427
                                                                 --------      --------
    TOTAL CURRENT LIABILITIES                                     113,356       170,793

 Long-term deferred revenue                                         6,691         6,214
 Long-term accrued restructuring charges                            2,396         3,568
                                                                 --------      --------
    TOTAL LIABILITIES                                             122,443       180,575

Stockholders' equity                                              149,377       109,738
                                                                 --------      --------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $271,820      $290,313
                                                                 ========      ========

(a) The Balance Sheet at January 1, 2005 has been derived from the audited consolidated financial statements at that date, but does not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

(b) On January 18, 2005 Enterasys announced that it has entered into an agreement in principle to settle shareholder litigation filed in 1997 against its former parent, Cabletron Systems, Inc., and certain Cabletron directors and officers. Under the terms of the agreement, Enterasys has agreed to pay $10.5 million. The Company expects all but approximately $625,000 of this amount to be funded by the proceeds of certain insurance policies of the Company.

ENTERASYS NETWORKS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)


                                                                   THREE MONTHS       THREE MONTHS       THREE MONTHS
                                                                       ENDED              ENDED               ENDED
                                                                  OCTOBER 1, 2005     JULY 2, 2005      OCTOBER 2, 2004
                                                                  ---------------     ------------      ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                   $ 72,897           $(23,605)          $ (5,807)
  Adjustments to reconcile net income (loss) to net cash
    used in operating activities:
    Depreciation and amortization                                        3,692              3,953              5,407
    Provision for (recoveries) losses on accounts receivable               (59)              (602)            (1,945)
    Provision for inventory write-downs                                  1,148              1,170              1,422
    (Gain) loss on minority investments                                      -                  -               (552)
    Provision for tax contingencies                                    (28,689)               775             (2,167)
    Gain on legal settlement                                                 -                  -             (1,048)
    Asset impairment charges                                                 -              6,236                454
    Other, net                                                              (2)                90             (1,597)
  Changes in operating assets and liabilities                          (51,508)             6,110             (8,177)
                                                                      --------           --------           --------
      Net cash used in operating activities                             (2,521)            (5,873)           (14,010)
                                                                      --------           --------           --------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                  (847)            (2,161)            (1,972)
    Purchase and sales of marketable securities                         12,695             22,488              6,536
    Other investing activities                                            (545)                47               (756)
                                                                      --------           --------           --------
      Net cash provided by (used in) investing activities               11,303             20,374              3,808
                                                                      --------           --------           --------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from employee stock plans                                     237                 18                540
                                                                      --------           --------           --------
      Net cash provided by financing activities                            237                 18                540
                                                                      --------           --------           --------

Effect of exchange rate changes on cash                                    603             (1,060)              (246)
                                                                      --------           --------           --------

Net increase (decrease) in cash and cash equivalents                     9,622             13,459             (9,908)
Cash and cash equivalents at beginning of period                        59,235             45,776             79,683
                                                                      --------           --------           --------
Cash and cash equivalents at end of period                            $ 68,857           $ 59,235           $ 69,775
                                                                      ========           ========           ========

                                                                        NINE MONTHS         NINE MONTHS
                                                                            ENDED               ENDED
                                                                      OCTOBER 1, 2005     OCTOBER 2, 2004
                                                                      ---------------     ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                      $ 38,619           $ (60,765)
  Adjustments to reconcile net income (loss) to net cash
    used in operating activities:
    Depreciation and amortization                                          12,775              17,329
    Provision for (recoveries) losses on accounts receivable                 (617)             (2,945)
    Provision for inventory write-downs                                     9,129              10,751
    (Gain) loss on minority investments                                       (77)              9,446
     Provision for tax contingencies                                      (34,291)             (9,913)
    Gain on legal settlement                                                    -              (1,048)
    Asset impairment charges                                                6,236               9,188
    Other, net                                                                 88              (1,753)
  Changes in operating assets and liabilities                             (68,497)            (27,502)
                                                                         --------           ---------
      Net cash used in operating activities                               (36,635)            (57,212)
                                                                         --------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                   (3,613)             (8,104)
    Purchase and sales of marketable securities                            38,052             (11,583)
    Other investing activities                                                234               6,996
                                                                         --------           ---------
      Net cash provided by  (used in) investing activities                 34,673             (12,691)
                                                                         --------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from employee stock plans                                        700               3,502
                                                                         --------           ---------
      Net cash provided by financing activities                               700               3,502
                                                                         --------           ---------

Effect of exchange rate changes on cash                                      (828)               (625)
                                                                         --------           ---------

Net increase (decrease) in cash and cash equivalents                       (2,090)            (67,026)
Cash and cash equivalents at beginning of period                           70,947             136,801
                                                                         --------           ---------
Cash and cash equivalents at end of period                               $ 68,857           $  69,775
                                                                         ========           =========

ENTERASYS NETWORKS, INC.
REVENUE BY REGION
(IN THOUSANDS)
(UNAUDITED)


                                                                   THREE MONTHS ENDED
                                      ------------------------------------------------------------------------------------

                                           OCTOBER 1, 2005              JULY 2, 2005                 OCTOBER 2, 2004
                                      ------------------------------------------------------------------------------------

                                        REVENUE       PERCENT        REVENUE       PERCENT        REVENUE        PERCENT
                                      ------------  ------------   -------------  ----------    -------------   ----------
North America                            $ 39,783         48.6%        $ 38,868       49.7%         $ 45,156        51.6%
Europe, Middle East and Africa             31,667         38.7%          30,354       38.8%           31,174        35.7%
Asia Pacific                                5,394          6.6%           4,413        5.7%            5,856         6.7%
Latin America                               4,990          6.1%           4,511        5.8%            5,224         6.0%
                                          -------        -----         --------      -----          --------       -----
      TOTAL NET REVENUE                   $81,834        100.0%        $ 78,146      100.0%         $ 87,410       100.0%
                                          =======        =====         ========      =====          ========       =====

                                                             NINE MONTHS ENDED
                                           ----------------------------------------------------------

                                                OCTOBER 1, 2005                OCTOBER 2, 2004
                                           ----------------------------------------------------------

                                             REVENUE         PERCENT         REVENUE        PERCENT
                                           -------------   ------------   ---------------  ----------
North America                                 $ 117,241          48.7%         $ 129,873       48.8%
Europe, Middle East and Africa                   92,087          38.3%            94,296       35.4%
Asia Pacific                                     15,929           6.6%            23,832        8.9%
Latin America                                    15,294           6.4%            18,337        6.9%
                                              ---------         -----          ---------      -----
      TOTAL NET REVENUE                       $ 240,551         100.0%         $ 266,338      100.0%
                                              =========         =====          =========      =====